UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

January 22, 2007

Date of Report

(Date of earliest event reported)

TOWER GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-50990	13-3894120
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
incorporation or organization)

120 Broadway, 31st Floor,	10271
New York, NY	(Zip Code)
(Address of principal executive offices)

(212) 655-2000

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

The Company issued a press release on January 22, 2007 announcing that it intends to raise $20 million in connection with the offering of trust preferred securities in pooled private placements. A copy of the press release is attached as Exhibit 99.1 to this Form 8-K.

The Company also issued a press release on January 22, 2007 announcing the public offering of shares of its common stock. A copy of the press release is attached as Exhibit 99.2 to this Form 8-K.

Item 9.01. Financial Statements and Exhibits.

The following exhibits are filed as part of this report:

Exhibit
Number	Description

99.1	Press release issued by Tower Group, Inc., dated January 22, 2007.

99.2	Press release issued by Tower Group, Inc., dated January 22, 2007.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 22, 2007

TOWER GROUP, INC.

By:	/s/ Stephen L. Kibblehouse
Stephen L. Kibblehouse
Senior Vice President and General Counsel